UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.         )

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Everus Construction Group, Inc.
(Name of Registrant as Specified In Its Charter)
____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

EVERUS CONSTRUCTION GROUP, INC.

2025 Annual Meeting
Vote by May 19, 2025
11:59 PM ET

EVERUS CONSTRUCTION GROUP, INC.
1730 BURNT BOAT DRIVE
BISMARCK, ND 58503-0887

You invested in EVERUS CONSTRUCTION GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 20, 2025.**

Get informed before you vote

View the Notice of Annual Meeting, the Proxy Statement and Annual Report OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 20, 2025
11:00 a.m. CDT

Virtually at:
www.virtualshareholdermeeting.com/ECG2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Michael S. Della Rocca	For
1b.	Dale S. Rosenthal	For
1c.	Edward A. Ryan	For
1d.	David M. Sparby	For
1e.	Jeffrey S. Thiede	For
1f.	Clark A. Wood	For
1g.	Betty R. Wynn	For
2.	Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation Paid to the Company's Named Executive Officers.	1 Year
3.	Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers.	For
4.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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